UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Blue Earth, Inc.

Case No. 16-31496-DM

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 05/31/16 **PETITION DATE:** March 21, 2016

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current Month	End of Prior Month	As of Petition Filing
2.	**Asset and Liability Structure**			
	a. Current Assets	$6,141	$1,811	
	b. Total Assets	$9,569,322	$9,566,468	$51,568,171
	c. Current Liabilities	$1,826,814	$1,052,052	$0
	d. Total Liabilities (Exh 1)	$30,787,729	$28,477,196	$27,071,836

		Current Month	Prior Month	Cumulative (Case to Date)
3.	**Statement of Cash Receipts & Disbursements for Month**			
	a. Total Receipts	$725,278	$1,025,770	$1,751,048
	b. Total Disbursements	$720,947	$1,023,960	$1,744,907
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$4,330	$1,811	$6,141
	d. Cash Balance Beginning of Month	$1,811	$0	$0
	e. Cash Balance End of Month (c + d)	$6,141	$1,811	$6,141

		Current Month	Prior Month	Cumulative (Case to Date)
4.	**Profit/(Loss) from the Statement of Operations**	($771,908)	($1,051,013)	($1,822,921)
5.	**Account Receivables (Pre and Post Petition)**	$0	$0	
6.	**Post-Petition Liabilities**	$1,826,814	$1,052,052	
7.	**Past Due Post-Petition Account Payables (over 30 days)**	$0		

	At the end of this reporting month:	Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X - See Exhibit 1	
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	X	
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X
12.	Is the estate insured for replacement cost of assets and for general liability?	X	
13.	Are a plan and disclosure statement on file?	X	
14.	Was there any post-petition borrowing during this reporting period?	X	

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: X .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: June 17, 2016

Responsible Individual

* Includes from Filing Date through April 30, 2016

Note 1 - See Exhibit 1

STATEMENT OF OPERATIONS
(General Business Case)

For the Month Ended 05/31/16

Current Month Actual	Current Month Forecast	Current Month Variance		Cumulative (Case to Date)	Next Month Forecast
			Revenues:		
			1 Gross Sales	$0	
			2 less: Sales Returns & Allowances	$0	
$0			3 Net Sales	$0	
$0			4 less: Cost of Goods Sold (Schedule 'B')	$0	
$0			5 Gross Profit	$0	
			6 Interest	$0	
$281			7 Other Income:	$364	$281
			8	$0	
			9	$0	
$281			10 **Total Revenues**	$364	$281
			Expenses:		
			11 Compensation to Owner(s)/Officer(s)	$0	
			12 Salaries	$0	
			13 Commissions	$0	
$25,666	$30,000	($4,334)	14 Contract Labor	$37,027	$39,000
			Rent/Lease:		
		$0	15 Personal Property	$0	
$14,985	$30,000	($15,016)	16 Real Property	$30,549	
$0	$80,000	($80,000)	17 Insurance	$0	
			18 Management Fees	$0	
			19 Depreciation	$0	
			Taxes:		
			20 Employer Payroll Taxes	$0	
			21 Real Property Taxes	$0	
$1,164		$1,164	22 Other Taxes	$1,164	
			23 Other Selling	$0	
$10,995	$76,000	($65,005)	24 Other Administrative	$16,277	$5,600
$22,617	$29,000	($6,383)	25 Interest	$51,445	$42,000
$7,500	$27,000	($19,500)	26 Other Expenses:	$8,551	
$624,759	$699,000	($74,241)	27 Transfers to Blue Earth Tech for payroll	$1,605,773	$829,500
			28 and professional fees (Exhbit 1)		
$17,973	$24,000	($6,027)	29 Employee Expense Reports	$25,319	$39,000
			30	$0	
			31	$0	
			32	$0	
			33	$0	
			34	$0	
$725,658	$995,000	($269,342)	35 **Total Expenses**	$1,776,105	$955,100
($725,377)	($995,000)	$269,342	36 **Subtotal**	($1,775,740)	($954,819)
			Reorganization Items:		
($46,531)	$0	($46,531)	37 Professional Fees	($46,531)	$0
			38 Provisions for Rejected Executory Contracts	$0	
			39 Interest Earned on Accumulated Cash from	$0	
			Resulting Chp 11 Case	$0	
			40 Gain or (Loss) from Sale of Equipment	$0	
$0	$0		41 U.S. Trustee Quarterly Fees	($650)	$0
$0			42	$0	
($46,531)	$0	($46,531)	43 **Total Reorganization Items**	($47,181)	$0
($771,908)	($995,000)	$223,092	44 **Net Profit (Loss) Before Federal & State Taxes**	($1,822,921)	($954,819)
			45 Federal & State Income Taxes	$0	
($771,908)	($995,000)	$223,092	46 **Net Profit (Loss)**	($1,822,921)	($954,819)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended 05/31/16

Assets

		From Schedules	Market Value
	Current Assets		
1	Cash and cash equivalents - unrestricted		$6,141
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)	A	-
4	Inventory	B	-
5	Prepaid expenses		
6	Professional retainers		
7	Other:		
8			
9	**Total Current Assets**		6,141
	Property and Equipment (Market Value)		
10	Real property	C	-
11	Machinery and equipment	D	-
12	Furniture and fixtures (Estimated as of Filing Date)	D	15,000
13	Office equipment	D	-
14	Leasehold improvements	D	-
15	Vehicles	D	-
16	Other:	D	
17	Deposits	D	16,838
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		31,838
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Notes Receivable		163,901
25	Investment Blue Earth CHP, Inc. (Brooks and Sumter)		2,750,000
26	Investment in EnSite, Inc.		4,860,000
27	Investment in Blue Earth Solar and Generator		1,757,442
28	**Total Other Assets**		9,531,343
29	**Total Assets**		$9,569,322

NOTE:

Investment in Blue Earth CHP and EnSite based on appraisals.
Investment in Blue Earth Solar, Inc. \ and Blue Earth Generator, Inc. based on estimated net recoverable amount.

Liabilities and Equity
(General Business Case)
05/31/16

Line	Item	Ref	Amount
	Liabilities From Schedules		
	Post-Petition		
	Current Liabilities		
30	Salaries and wages		
31	Payroll taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	$29,676
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other:		
42	Debtor In Possession Facility		1,797,139
43			
44	**Total Current Liabilities**		1,826,814
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		1,826,814
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	24,199,205
48	Priority unsecured claims	F	30,944
49	General unsecured claims	F	4,730,765
50	**Total Pre-Petition Liabilities**		28,960,914
51	**Total Liabilities**		30,787,729
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		(19,395,485)
53	Capital Stock		
54	Additional paid-in capital		
55	Cumulative profit/(loss) since filing of case		(1,822,921)
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		(21,218,406)
60	**Total Liabilities and Equity (Deficit)**		$9,569,322

Revised 1/1/98

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days -Related Parties		$29,676	
31-60 Days			
61-90 Days			$0
91+ Days	$63,667,618		
Total accounts receivable/payable	$63,667,618	$29,676	
Allowance for doubtful accounts	$63,667,618		
Accounts receivable (net)	$0		

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants - Product for resale	
Distribution - Products for resale	
Manufacturer - Raw Materials	
Work-in-progress	
Finished goods	
Other - Explain	
TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	
Add -	
Net purchase	
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less -	
Inventory End of Month	
Shrinkage	
Personal Use	
Cost of Goods Sold	$0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes____ No_____

How often do you take a complete physical inventory?

Weekly _____
Monthly _____
Quarterly _____
Semi-annually _____
Annually _____

Date of last physical inventory was _____

Date of next physical inventory is _____

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -
FIFO cost __
LIFO cost __
Lower of cost or market __
Retail method __
Other __
Explain

Schedule C
Real Property

Description	Cost	Market Value
Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -		
Total	$0	$0
Furniture & Fixtures -		
Office Furniture and Fixtures	$54,746	$15,000
(Estimated value)		
Total	$54,746	$15,000
Office Equipment -		
Total	$0	$0
Leasehold Improvements -		
Total	$0	$0
Vehicles -		
Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal					
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local					
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a) [See Exh 1]	$24,199,205	$24,199,205
Priority claims other than taxes	$24,950	$24,950
Priority tax claims	$5,994	$5,994
General unsecured claims	$4,730,765	TBD

(a) List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type	Wells Fargo			
Account No.	8241			
Account Purpose	Disbursement			
Balance, End of Month	$6,141			
Total Funds on Hand for all Accounts	$6,141			

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 05/31/16

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases Collected		
2	Cash Received from Sales		
3	Interest Received	281	$ 281
4	Borrowings	$ 723,521	$ 1,745,694
5	Funds from Shareholders, Partners, or Other Insiders	-	-
6	Capital Contributions		-
7	Collections on Notes Receivable and misc.	1,476	5,073
8			-
9			-
10			-
11			-
12	**Total Cash Receipts**	725,278	1,751,048
	Cash Disbursements		
13	Payments for Inventory		-
14	Selling		-
15	Administrative	10,470	34,460
16	Capital Expenditures		-
17	Principal Payments on Debt		-
18	Interest Paid		-
	Rent/Lease:		-
19	Personal Property		-
20	Real Property	-	15,565
	Amount Paid to Owner(s)/Officer(s)		-
21	Salaries		-
22	Draws		-
23	Commissions/Royalties		-
24	Expense Reimbursements		-
25	Other		-
26	Salaries/Commissions (less employee withholding)		-
27	Management Fees		-
	Taxes:		-
28	Employee Withholding		-
29	Employer Payroll Taxes		-
30	Real Property Taxes		-
31	Other Taxes	1,164	1,164
32	Other Cash Outflows:		-
33	Professional Fees	46,531	46,531
34	Expense Reimbursements	9,145	9,795
35	Transfers to Blue Earth Tech, Inc. for payroll/professional fees	624,759	1,605,773
36	Contract Labor	21,378	24,120
37	Other	7,500	7,500
38	**Total Cash Disbursements:**	720,947	1,744,907
39	**Net Increase (Decrease) in Cash**	4,330	6,141
40	**Cash Balance, Beginning of Period**	1,811	-
41	**Cash Balance, End of Period**	$6,141	$6,141